UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

______________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

ONCORUS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

ONCORUS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39575	47-3779757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Verdolino & Lowey, P.C.
124 Washington Street, Ste. 101 Foxborough, Massachusetts		02035
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 543-1720

4 Corporate Drive Andover, Massachusetts 01810

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONCR	OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2023, in furtherance of the Dissolution and Plan of Dissolution (each as defined below), Brian J. Shea notified Oncorus, Inc. (the "Company") of his resignation as President and Interim Chief Executive Officer, as well as General Counsel and Secretary, effective as of the close of business Eastern Time on August 4, 2023. In addition, on August 2, 2023, Alexander Nolte notified the Company of his resignation as Interim Chief Financial Officer and Treasurer, effective as of the close of business Eastern Time on August 4, 2023. Neither Mr. Shea's nor Mr. Nolte's resignation was a result of any disagreement with the Company on any matter relating to the Company's operations, policies and practices.

On August 3, 2023, Craig Jalbert, in his capacity as the Company's sole remaining director, appointed himself as the Company’s Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary, effective as of the resignations of Mr. Shea and Mr. Nolte. Mr. Jalbert's biographical information and the elements of his compensation are set forth in Item 5.02 of the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on July 28, 2023 (the "Prior 8-K"). Mr. Jalbert has no family relationships with any of the Company’s remaining directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Mr. Jalbert and any other person pursuant to which he was selected as an officer of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

As disclosed in the Prior 8-K, on July 28, 2023, the Company convened its special meeting of stockholders (the "Special Meeting") for the purpose of approving the liquidation and dissolution of the Company (the "Dissolution") in accordance with the plan of liquidation and dissolution (the "Plan of Dissolution"). With insufficient shares of common stock present virtually or represented by proxy at the Special Meeting to constitute a quorum under the Company's amended and restated bylaws (the "Bylaws"), the Special Meeting was adjourned until August 1, 2023 (the "Initial Adjournment Date") at 9:00 a.m. Eastern Time. On the Initial Adjournment Date, the Company reconvened the Special Meeting but continued to have insufficient shares of common stock present to meet the quorum requirements. Accordingly, the Special Meeting was adjourned until August 3, 2023 (the "Second Adjournment Date") at 9:00 a.m. Eastern Time. There were 12,377,132 shares of common stock present virtually or represented by proxy at the Special Meeting on the Second Adjournment Date, an insufficient number shares of common stock present to meet the quorum requirements. Accordingly, the Special Meeting was adjourned again without any business being conducted in order to allow time to achieve quorum and to allow the Company’s stockholders additional time to vote on the proposals set forth in the Company’s definitive proxy statement filed with the SEC on June 23, 2023 (the "Proxy Statement").

The adjourned Special Meeting is scheduled to reconvene on Friday, August 18, 2023 at 9:00 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/ONCR2023SM. The close of business on June 8, 2023 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Special Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Company encourages all of its stockholders to read the Proxy Statement, which is available free of charge on the SEC website at www.sec.gov.

During the period of further adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. The Company encourages all stockholders who have not yet voted to do so promptly. As of June 8, 2023, the Company had 26,094,847 shares of common stock issued and outstanding.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the date of the Company’s reconvened special meeting of stockholders and ability to achieve quorum or meet the requisite voting requirements to approve the Plan of Dissolution. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include risks and uncertainties disclosed from time to time in the Company’s filings with the SEC, including those under the heading "Risk Factors" in the Company’s latest annual report on Form 10-K filed on March 24, 2023 and in its subsequent reports. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof.

Additional Information and Where to Find It

In connection with the Special Meeting, the Company filed the Proxy Statement with the SEC, which was mailed to the Company’s stockholders as of the record date for the special meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE SPECIAL MEETING. The Company’s stockholders may also obtain copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Special Meeting, without charge, once available, at the SEC website at http://www.sec.gov or by directing a request to: Oncorus, Inc., Attention: Secretary, 4 Corporate Drive, Andover, Massachusetts 01810 or visiting www.proxyvote.com.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Special Meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022, WHICH WAS FILED WITH THE SEC ON MARCH 24, 2023. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STOCKHOLDERS IN CONNECTION WITH THE SPECIAL MEETING AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING ARE SET FORTH IN THE DEFINITIVE PROXY STATEMENT FOR THE SPECIAL MEETING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCORUS, INC.

Date:	August 3, 2023	By:	/s/ Brian J. Shea
Brian J. Shea President and Interim Chief Executive Officer